SECOND MODIFICATION OF CREDIT AND SECURITY AGREEMENT AND
                              OTHER LOAN DOCUMENTS


      THIS SECOND MODIFICATION OF CREDIT AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS ("FIRST MODIFICATION") is made as of the 31st day of October, 1996, by and between FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association ("LENDER"), with offices at 410 Central Avenue, St. Petersburg, Florida 33701, and EUROPA CRUISES CORPORATION, a Delaware corporation ("EUROPA PARENT"), EUROPA CRUISES OF FLORIDA 1, INC., a Delaware corporation ("EUROPA FLORIDA 1"), EUROPA CRUISES OF FLORIDA 2, INC., a Delaware corporation ("EUROPA FLORIDA 2"), EUROPASKY CORPORATION, a Delaware corporation ("EUROPASKY"), and EUROPA STARDANCER CORPORATION, a Delaware corporation ("EUROPA STARDANCER") (individually, jointly and severally, and collectively, "BORROWER"), each with its principal executive office located at, and having a mailing address of, 150
- 153rd Avenue, Suite 200, Madeira Beach, Florida 33708.


                                    RECITALS:
                                    ---------


I. Pursuant to the terms of that certain Credit and Security Agreement dated as of May 23, 1995, executed by and between Borrower and Lender, as modified pursuant to that certain First Modification of Credit and Security Agreement and Other Loan Documents dated as of August 25, 1995, executed by and between Borrower and Lender, as amended and restated pursuant to that certain Amended and Restated First Modification of Credit and Security Agreement and Other Loan Documents ("AMENDED AND RESTATED FIRST MODIFICATION"), dated as of July 2, 1996, executed by and between Borrower and Lender (as further modified from time to time, "AGREEMENT"), Lender made a term loan to Borrower in the principal amount of $6,446,331.67 ("TERM LOAN").

      A. Borrower has requested to make, and Lender has agreed accept, a partial prepayment of the Term Loan ("PREPAYMENT").

      B. As a condition to Lender's acceptance of the Prepayment, Lender has required that Borrower execute and deliver or cause the execution and delivery to Lender of certain loan modification documents in connection therewith.

      C. As a further condition to Lender's acceptance of the Prepayment, Lender has required the modification of the Other Agreements (as defined in the Agreement) executed in connection with the Term Loan.

                                 AGREEMENT:



      NOW, THEREFORE, in order to induce Lender to accept the Prepayment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.    GENERAL.

      1.1 AFFIRMATION OF RECITALS. The foregoing Recitals are true and correct.

      1.2 DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in Section 2.2 hereof and in the Agreement.

      1.3 AFFIRMATION OF NO DEFENSES. Borrower acknowledges and agrees that its obligations under the Agreement and all Other Agreements are not subject to any defense, counterclaim, setoff, right of recoupment or abatement, or other claim against Lender for any matter occurring or arising on or before the date of this First Modification.

      1.4 AFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that, except as described in SCHEDULE 1 attached hereto:
(a) all of its representations and warranties to Lender in the Agreement and all Other Agreements are true and correct on this date, as if made on this date, except to the extent any of them expressly relate to an earlier date; (b) Borrower is not in default under the Agreement or Other Agreements except for covenant defaults waived in writing by Lender, and no event has occurred that with notice or lapse of time or both would constitute an Event of Default; and
(c) since the date of the most recent financial statements delivered to Lender, there has not been any material adverse change in Borrower's financial condition.

      1.5 AFFIRMATION OF SURVIVAL. Borrower acknowledges and agrees that Sections 3 and 7.3 of the Amended and Restated First Modification remain in full force and effect.

      1.6 NO WAIVER. Except as expressly provided herein, by its execution of this First Modification, Lender does not waive, relinquish or release Borrower from any of Borrower's representations, warranties, or covenants made pursuant to the Agreement, nor does Lender waive any default or Event of Default of Borrower under the Agreement and the Other Agreements, whether or not disclosed to Lender pursuant to Section 1.4 hereof or otherwise; and no waiver of any default or Event of Default shall be effective unless expressly made in writing by Lender.

2.    MODIFICATION OF CREDIT AND SECURITY AGREEMENT.

      2.1 INCORPORATION OF SECOND MODIFICATION. All the foregoing terms and provisions of this Second Modification are hereby incorporated into, and made a part of, the Agreement.

      2.2 DEFINITIONS. Section 1.1 of the Agreement is hereby modified as follows:


            a. The definition of "Maturity Date" is replaced in its entirety with the following:

                  "MATURITY  DATE:   August  23,  2002,  or  such  earlier  date
            resulting from a prepayment of the Term Loan and any adjustment of the Amortization Schedule attached to the Term Note."

            b.    The following definition is added:

                  "SECOND  MODIFICATION:  that certain  Second  Modification  of
            Credit and Security Agreement and Other Loan Documents dated as of October 31, 1996, executed by and between Lender and Borrower."

      2.3 MODIFICATIONS TO SECTION 8.2 OF THE AGREEMENT: Section 8.2 of the Agreement is hereby modified as follows:

            a. Section 8.2(i) is hereby modified to permit the lien by Europa Florida 2 of the Vessel "Europa Sun" in favor of DDC-MTU Financial Services, securing a maximum principal amount of $2,250,000.00.

            b. Section 8.2(n) is hereby replaced in its entirety with the following:

                        "at any time  during  the term of the Loan,  permit  net
                  income plus interest, taxes, depreciation, amortization, and reduction in unearned employee stock ownership plan shares less cash dividends to be equal to or less than 1.25 times the sum of current maturities of long-term debt and capitalized leases plus interest expense, measured quarterly based upon the results of the previous four quarters on a rolling basis, with the first measurement date being the four quarters ending December 31, 1996;"

3.    MODIFICATION OF OTHER LOAN DOCUMENTS.

      3.1 MODIFICATION OF OTHER AGREEMENTS. The Other Agreements are hereby modified so that (a) all references therein to the Agreement shall refer to the Agreement, as modified by this Second Modification, and (b) all references to any Other Agreements shall refer to the Other Agreements, as modified hereby.

4.    MISCELLANEOUS.

      4.1 RATIFICATION. Except as modified herein, the Agreement and Other Agreements remain in full force and effect without modification thereto and are hereby ratified and affirmed.

      4.2 NO NOVATION. This Second Modification will not constitute a novation nor have the effect of discharging any liability or obligation evidenced by the Agreement or Other Loan Agreements.

      4.3 BORROWER'S WAIVER AND RELEASE OF LENDER. Borrower, on behalf of itself and its successors, assigns, heirs and personal representatives, and any and all other entities and persons claiming rights by or through the Borrower or such other persons or entities, hereby acquits, releases and forever discharges Lender and its affiliated corporations, and all of its current and former directors, officers, agents, employees, principals, servants, attorneys and shareholders, and their successors, assigns, heirs and personal representatives, from any and all manner of actions and causes of action, suits, rights, damages, claims, pecuniary losses, debts, costs, expenses and attorneys' and other fees whatsoever, in law or in equity, which Borrower ever had, may now have or may hereafter have, whether known or unknown, foreseen or unforeseen, relating to or arising in any way out of the Agreement or Other Agreements or any other relationships between the parties, including any course of conduct, course of dealing, verbal and written statement and actions and omissions of any kind in connection with the Loan or any other relationship between the parties, occurring at any time prior to or on the date hereof.

      4.4 GOVERNING LAW. This Second Modification shall be governed by, and construed in accordance with, the laws of the State of Florida.

      4.5 SUCCESSORS AND ASSIGNS. This Second Modification shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and assigns.

      4.6 WAIVER OF JURY TRIAL. NO PARTY TO THIS SECOND MODIFICATION NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF THE PARTIES SHALL SEEK A JURY TRIAL IN ANY LAW SUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS FIRST MODIFICATION, ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS SECURED HEREBY OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

      IN WITNESS WHEREOF, Borrower and Lender have executed this Second Modification as of the date first set forth above.

                              BORROWER:

                              EUROPA CRUISES CORPORATION, a Delaware
                              corporation

                              By:_______________________________________________
                                    Lester E. Bullock, its President

                                                [CORPORATE SEAL]

          SIGNATURE PAGE TO SECOND MODIFICATION OF CREDIT AND SECURITY
                  AGREEMENT AND OTHER LOAN DOCUMENTS CONTINUED


                              EUROPA CRUISES OF FLORIDA 1, INC., a Delaware corporation


                              By:_______________________________________________
                                    Lester E. Bullock, its President

                                                [CORPORATE SEAL]


                              EUROPA CRUISES OF FLORIDA 2, INC., a Delaware corporation


                              By:_______________________________________________
                                    Lester E. Bullock, its President

                                                [CORPORATE SEAL]


                              EUROPASKY CORPORATION, a Delaware corporation


                              By:_______________________________________________
                                    Lester E. Bullock, its President

                                                [CORPORATE SEAL]


                              EUROPA STARDANCER CORPORATION, a Delaware corporation


                              By:_______________________________________________
                                    Lester E. Bullock, its President

                                                [CORPORATE SEAL]

         SIGNATURE PAGE TO SECOND MODIFICATION OF CREDIT AND SECURITY
                 AGREEMENT AND OTHER LOAN DOCUMENTS CONTINUED



                              LENDER:

                              FIRST UNION NATIONAL BANK OF FLORIDA, a
                              national banking association


                              By:   ____________________________________________
                                    James R. Connors
                                    Senior Vice President



STATE OF VIRGINIA
COUNTY OF FAIRFAX

      The foregoing instrument was acknowledged before me this ____ day of October, 1996, by Lester E. Bullock as President of EUROPA CRUISES CORPORATION, a Delaware corporation. He is personally known to me or has produced _____________________________________________ as identification.

My Commission Expires:           __________________________________________
                                          Notary Public (Signature)
(AFFIX NOTARY SEAL)              __________________________________________
                                          (Printed Name)
                                 __________________________________________
                                          (Title or Rank)
                                 __________________________________________
                                          (Serial Number, if any)

STATE OF VIRGINIA
COUNTY OF FAIRFAX

      The foregoing instrument was acknowledged before me this ____ day of October, 1996, by Lester E. Bullock as President of EUROPA CRUISES OF FLORIDA 1, INC., a Delaware corporation. He is personally known to me or has produced ________________________________________ as identification.


My Commission Expires:            __________________________________________
                                          Notary Public (Signature)
(AFFIX NOTARY SEAL)               __________________________________________
                                          (Printed Name)
                                  __________________________________________
                                          (Title or Rank)
                                  __________________________________________
                                          (Serial Number, if any)






STATE OF VIRGINIA
COUNTY OF FAIRFAX

      The foregoing instrument was acknowledged before me this ____ day of October, 1996, by Lester E. Bullock as President of EUROPA CRUISES OF FLORIDA 2, INC., a Delaware corporation. He is personally known to me or has produced ________________________________________ as identification.


My Commission Expires:             __________________________________________
                                          Notary Public (Signature)
(AFFIX NOTARY SEAL)                __________________________________________
                                          (Printed Name)
                                   __________________________________________
                                          (Title or Rank)
                                   __________________________________________
                                          (Serial Number, if any)

STATE OF VIRGINIA
COUNTY OF FAIRFAX


      The foregoing instrument was acknowledged before me this ____ day of October, 1996, by Lester E. Bullock as President of EUROPASKY CORPORATION, a Delaware corporation. He is personally known to me or has produced _____________________________________________ as identification.



My Commission Expires:             __________________________________________
                                          Notary Public (Signature)
(AFFIX NOTARY SEAL)                __________________________________________
                                          (Printed Name)
                                   __________________________________________
                                          (Title or Rank)
                                   __________________________________________
                                          (Serial Number, if any)









STATE OF VIRGINIA
COUNTY OF FAIRFAX

      The  foregoing  instrument  was  acknowledged  before  me this ____ day of
October, 1996, by Lester E. Bullock as President of EUROPA STARDANCER CORPORATION, a Delaware corporation. He is personally known to me or has produced _____________________________________________ as identification.


My Commission Expires:             __________________________________________
                                          Notary Public (Signature)
(AFFIX NOTARY SEAL)                __________________________________________
                                          (Printed Name)
                                   __________________________________________
                                          (Title or Rank)
                                   __________________________________________
                                          (Serial Number, if any)

STATE OF MISSISSIPPI
COUNTY OF HANCOCK

      The foregoing instrument was acknowledged before me this ____ day of October, 1996, by James R. Connors, as Senior Vice President of FIRST NATIONAL BANK OF FLORIDA, a national banking association. He is personally known to me or has produced _____________________________________________ as identification.


My Commission Expires:             __________________________________________
                                          Notary Public (Signature)
(AFFIX NOTARY SEAL)                __________________________________________
                                          (Printed Name)
                                   __________________________________________
                                          (Title or Rank)
                                   __________________________________________
                                          (Serial Number, if any)

                                  SCHEDULE 1

THIS NOTE IS GIVEN IN RENEWAL OF THAT CERTAIN PROMISSORY NOTE DATED MAY 23, 1995, IN THE PRINCIPAL AMOUNT OF $6,446,331.67, MADE BY MAKER PAYABLE TO THE ORDER OF LENDER AND DOES NOT CONSTITUTE NEW INDEBTEDNESS.


________________________________________________________________________________

                             RENEWAL PROMISSORY NOTE


$5,164,887.26                                              Alexandria, Virginia
                                                              October 31, 1996


FOR VALUE RECEIVED, the undersigned, EUROPA CRUISES CORPORATION, a Delaware corporation, EUROPA CRUISES OF FLORIDA 1, INC., a Delaware corporation, EUROPA CRUISES OF FLORIDA 2, INC., a Delaware corporation, EUROPASKY CORPORATION, a Delaware corporation, and EUROPA STARDANCER CORPORATION, a Delaware corporation (collectively, "MAKER"), jointly and severally promise to pay to the order of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association ("LENDER"), in lawful money of the United States of America, in immediately available funds, at the principal office of Lender at 100 South Ashley Drive, Tampa, Florida 33602 or at such other location as the Lender may designate from time to time, the principal sum of FIVE MILLION ONE HUNDRED SIXTY-FOUR THOUSAND EIGHT HUNDRED EIGHTY-SEVEN AND 26/100 DOLLARS ($5,164,887.26), together with interest thereon, as described below.

This Note is issued pursuant to that certain Credit and Security Agreement dated as of May 23, 1995, executed by and between Lender and Maker, as modified by (1) that certain First Modification of Credit and Security Agreement and Other Loan Documents dated as of August 25, 1995, executed by and between Lender and Maker, as amended and restated pursuant to that certain Amended and Restated First Modification of Credit and Security Agreement and Other Loan Documents dated as of July 2, 1996, executed by and between Lender and Maker, and (2) that certain Second Modification of Credit and Security Agreement and Other Loan Documents dated as of even date herewith executed by and between Lender and Maker (as further modified from time to time, "CREDIT AGREEMENT"), the terms of which are incorporated herein by reference. The Credit Agreement contains provision, among things, for the acceleration of the stated maturity of this Note upon the happening of certain events set forth therein. Capitalized terms used in this Note, unless otherwise defined herein, shall have the meaning given such terms in the Credit Agreement.

Interest shall accrue from the date hereof on the average daily outstanding principal balance hereof at a variable rate per annum (based on a year of 360 days and actual days elapsed) which shall at all times equal the LIBOR Rate PLUS three hundred twenty-five (325) basis points.

The outstanding principal balance hereof together with interest thereon shall be due and payable as follows:

            (a) principal, in the amounts set forth on the Amortization Schedule attached hereto and hereby made a part hereof, plus accrued and unpaid interest, shall be due on the dates specified on the Amortization Schedule attached hereto and hereby made a part hereof; and

            (b) the outstanding principal balance hereof, together with all accrued and unpaid interest and charges thereon, shall be due and payable in full on August 23, 2002, or such earlier date resulting from a prepayment of this Note and any adjustment of the Amortization Schedule attached to this Note ("MATURITY DATE").

Any payment of principal or interest not made within ten (10) days following the date due shall bear interest at a rate per annum (based on a year of 360 days and actual days elapsed) which shall be the sum of the rate of interest stated above PLUS four percent (4.0%) ("Default Rate"). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. In addition, in the event of the failure to make any payment of principal or interest within ten
(10) days following the due date for such payment pursuant hereto, Maker shall pay to Lender a late charge equal to five percent (5.0%) of such payment, upon demand.

If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or on any other day on which Lender is not open for business, such payment shall be made on the next succeeding Business Day.

This Note may be prepaid in whole or in part at any time; provided however, a termination fee may be charged as provided in the Credit Agreement.

All payments received by Lender hereunder shall be applied first to unpaid interest and other charges payable by Maker and second to the principal balance hereof.

In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under applicable state and federal law. In the event that Lender has received interest hereunder in excess of the highest allowed rate, Lender shall promptly refund such excess interest to Maker.

Maker hereby waives presentment, demand, protest and notice of any kind in connection with this Note.

This Note shall bind Maker and its successors and assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to the "Maker" and "Lender" shall be deemed to apply to the Maker and Lender, respectively, and their respective successors and assigns.

This Note, for all purposes, shall be governed by, and construed in accordance with, the laws of the State of Florida. In the event any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

WAIVER OF JURY TRIAL. NO PARTY TO THIS NOTE OR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF A PARTY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS NOTE, ANY RELATED AGREEMENT OR INSTRUMENT, ANY SECURITY FOR THE INDEBTEDNESS EVIDENCED HEREBY OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

IN WITNESS WHEREOF, Maker has executed this Note as of the date first set forth above.


                                    EUROPA CRUISES CORPORATION, a
                                    Delaware corporation


                                    By:_________________________________________
                                          Lester E. Bullock, its President

                                                [CORPORATE SEAL]


                                    EUROPA CRUISES OF FLORIDA 1, INC., a
                                    Delaware corporation

                                    By:_________________________________________
                                          Lester E. Bullock, its President

                                                [CORPORATE SEAL]

                                    EUROPA CRUISES OF FLORIDA 2, INC., a
                                    Delaware corporation


                                    By:_________________________________________
                                          Lester E. Bullock, its President


                                                [CORPORATE SEAL]


                                    EUROPASKY CORPORATION, a Delaware
                                    corporation


                                    By:_________________________________________
                                          Lester E. Bullock, its President


                                                [CORPORATE SEAL]


                                    EUROPA STARDANCER CORPORATION, a
                                    Delaware corporation


                                    By:_________________________________________
                                          Lester E. Bullock, its President

                                                [CORPORATE SEAL]

STATE OF VIRGINIA
COUNTY OF FAIRFAX

      The foregoing instrument was acknowledged before me this ____ day of October, 1996, by Lester E. Bullock as President of EUROPA CRUISES CORPORATION, a Delaware corporation. He is personally known to me or has produced _____________________________________________ as identification.


My Commission Expires:             __________________________________________
                                          Notary Public (Signature)
(AFFIX NOTARY SEAL)                __________________________________________
                                          (Printed Name)
                                   __________________________________________
                                          (Title or Rank)
                                   __________________________________________
                                          (Serial Number, if any)





STATE OF VIRGINIA
COUNTY OF FAIRFAX

      The foregoing instrument was acknowledged before me this ____ day of October, 1996, by Lester E. Bullock as President of EUROPA CRUISES OF FLORIDA 1, INC., a Delaware corporation. He is personally known to me or has produced ________________________________________ as identification.


My Commission Expires:             __________________________________________
                                          Notary Public (Signature)
(AFFIX NOTARY SEAL)                __________________________________________
                                          (Printed Name)
                                   __________________________________________
                                          (Title or Rank)
                                   __________________________________________
                                          (Serial Number, if any)

STATE OF VIRGINIA
COUNTY OF FAIRFAX

      The foregoing instrument was acknowledged before me this ____ day of October, 1996, by Lester E. Bullock as President of EUROPA CRUISES OF FLORIDA 2, INC., a Delaware corporation. He is personally known to me or has produced ________________________________________ as identification.


My Commission Expires:             __________________________________________
                                          Notary Public (Signature)
(AFFIX NOTARY SEAL)                __________________________________________
                                          (Printed Name)
                                   __________________________________________
                                          (Title or Rank)
                                   __________________________________________
                                          (Serial Number, if any)




STATE OF VIRGINIA
COUNTY OF FAIRFAX

      The foregoing instrument was acknowledged before me this ____ day of October, 1996, by Lester E. Bullock as President of EUROPASKY CORPORATION, a Delaware corporation. He is personally known to me or has produced _____________________________________________ as identification.


My Commission Expires:             __________________________________________
                                          Notary Public (Signature)
(AFFIX NOTARY SEAL)                __________________________________________
                                          (Printed Name)
                                   __________________________________________
                                          (Title or Rank)
                                   __________________________________________
                                          (Serial Number, if any)

STATE OF VIRGINIA
COUNTY OF FAIRFAX

      The  foregoing  instrument  was  acknowledged  before  me this ____ day of
October, 1996, by Lester E. Bullock as President of EUROPA STARDANCER CORPORATION, a Delaware corporation. He is personally known to me or has produced _____________________________________________ as identification.


My Commission Expires:             __________________________________________
                                          Notary Public (Signature)
(AFFIX NOTARY SEAL)                __________________________________________
                                          (Printed Name)
                                   __________________________________________
                                          (Title or Rank)
                                   __________________________________________
                                          (Serial Number, if any)